Exhibit A

John Nemanic
William Campbell
Colin Campbell
Lillian Campbell
Scott Swedorski
Elliot Noss
Parman Holding Corp.
STI Ventures N.V.
Yossi Vardi
Redel Inc.
Scorpio Communications Ltd.
Poalim Nechasim (Menayot) Ltd.
Eurocom Communications Ltd.
XDL U.S. Holdings Inc.
FIBI Investment House Ltd.
Michael Cooperman
Saville Levin
Ann Elliott
David Keating
John Jacobi
Samurai Trading Corporation
David Woroch
Graham Morris
Riva Kogan
Robert Young
Stanley Stern
Rebecca Sobol
Jonathan Corbet
Dennis Tenney
Galen Forest Cook
Elizabeth Coolbaugh